SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (as company under a Pooling and Servicing Agreement dated as of September 1, 2006 providing for, inter alia, the issuance of the Bear Stearns Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates Series 2006-AR2.

(Exact name of registrant as specified in its charter)

Delaware	333-132232	30-0183252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive office)	(Zip Code)

212-272-2000
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 are not included because they are not applicable.

Item 8.01.	Other Events.

On September 29, 2006, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Bear Stearns Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates Series 2006-AR2 pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation, as sponsor.

On November 7, 2006, the parties executed an Amendment No. 1, dated as of November 7, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation, as sponsor.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1

Amendment No. 1, dated as of November 7, 2006 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation, as sponsor.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: November 7, 2006

[8-K/A – PSA]

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to Pooling and Servicing Agreement

EXHIBIT 10.1

AMENDMENT NO. 1 TO

POOLING AND SERVICING AGREEMENT

among

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

as Depositor

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

and

EMC MORTGAGE CORPORATION

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Bear Stearns Mortgage Funding Trust 2006-AR2,

Mortgage Pass-Through Certificates, Series 2006-AR2

Dated as of November 7, 2006

This AMENDMENT NO. 1 is made and entered into as of this 7th day of November 2006 to that certain Pooling and Servicing Agreement (the “Agreement”), by and among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee and EMC Mortgage Corporation, as sponsor.

SECTION 1. DEFINED TERMS. Unless otherwise amended by the terms of this Amendment No. 2, terms used in this Amendment No. 2 shall have the meanings assigned in the Agreement.

SECTION 2. AMENDMENT TO AGREEMENT. Pursuant to Section 11.02(a)(ii) of the Agreement, the Agreement is hereby amended effective as of the date of the Agreement as follows:

2.1          Section 2.06 of the Agreement is hereby amended by adding the following provision (h):

"(h)        The Depositor has filed all reports required to be filed by Section 13 or Section 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period if required) and has been subject to such filing requirements for the past 90 days. "

2.2          Section 3.18(a)(v) of the Agreement is hereby deleted and replaced in its entirety with the following (emphasis added to revisions):

"(v)        With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Fund in the form attached hereto as Exhibit S, the Trustee’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit R as the responsible party for providing that information, if other than the Trustee, as and when required as described in Section 3.18(a)(i) through (iv) above. Each of the Trustee, Servicer, Sponsor, and Depositor hereby agree to notify and provide to the extent known to the Trustee, Servicer, Sponsor and the Depositor all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit R as the responsible party for providing that information. Within five Business Days of each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Trustee the related Significance Estimate and the Trustee shall use such information to calculate the related Significance Percentage. If ~~the~~a Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Trustee shall deliver written notification to the Depositor and the ~~affected~~related Counterparty~~. The Depositor shall request from such~~ to that effect which notification shall include a request that the related Counterparty provide Regulation AB information to the Depositor in accordance with the related Cap Contract Agreement or Swap Agreement. The Depositor shall be obligated to obtain from the related Counterparty any information required under Regulation AB to the extent required under the related Cap Contract Agreement~~. The Depositor will be obligated~~ and to provide to the Trustee any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K relating to the related Cap Contract Agreement or Swap Agreement or written notification instructing the Trustee that such Additional Disclosure regarding the

~~affected~~related Counterparty is not necessary for such Distribution Date. The Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time."

2.3          Section 4.01(a) of the Agreement is hereby amended by deleting the last sentence of the first paragraph of Section 4.01(a) in its entirety and adding the following sentence (emphasis added to revisions):

"Each Custodial Account shall be reconciled within 45 days after the bank statement cut-off date."

2.4          Exhibit P is hereby amended by removing the "X" from the Trustee’s column in the row referencing "1122(d)(1)(iv) ".

2.5          Exhibit Q is hereby deleted in its entirety and replaced with Exhibit Q attached hereto as Schedule I (emphasis added to the revisions in such Schedule I).

SECTION 3. EFFECTIVENESS OF AGREEMENT. Except as expressly amended by the terms of this amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment No. 2 may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together by one and the same Agreement.

SECTION 5. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

2

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By: /s/ Stacey Taylor
Name: Stacey Taylor
Title: Vice President

EMC MORTGAGE CORPORATION, as Sponsor

By: /s/ William Glasgow, Jr.
Name: William Glasgow, Jr.
Title: Executive Vice President

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 7th day of November, 2006 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Senior Managing Director of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Michelle Sterling
Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
CITY OF ANNE ARUNDEL	)

On the 7th day of November, 2006 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer Richardson
Notary Public

[Notarial Seal]

STATE OF TEXAS	)
) ss.:
COUNTY OF DALLAS	)

On the 7th day of November, 2006 before me, a notary public in and for said State, personally appeared William Glasgow, Jr., known to me to be Executive Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Alfie D. Kearney
Notary Public

[Notarial Seal]

SCHEDULE I

FORM 10-D, FORM 8-K AND FORM 10-K

REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.18(a)(iv).

Under Item 1 of Form 10-D: a) items marked “Monthly Statements to Certificateholders” are required to be included in the periodic Distribution Date statement under Section 6.04 of the Pooling and Servicing Agreement, provided by the Trustee based on information received from the Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the Monthly Statements to Certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report and sent to the Trustee and the Depositor.

X= all parties that x is the source of information.

All information will be sent to the Depositor and the Trustee.

Form	Item	Description	Servicer	Trustee	Custodian	Depositor	Sponsor
10-D	Must be filed within 15 days of the distribution date for the asset-backed securities.
	1	Distribution and Pool Performance Information
Item 1121(a) – Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.	X (Monthly Statements to Certificateholders)
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.	X (Monthly Statements to Certificateholders)
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:	X (Monthly Statements to Certificateholders)
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.	X (Monthly Statements to Certificateholders)

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

X (Monthly Statements to Certificateholders)

(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.	X (Monthly Statements to Certificateholders)
(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.	X (Monthly Statements to Certificateholders)
(4) Beginning and ending principal balances of the asset-backed securities.	X (Monthly Statements to Certificateholders)

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.

X (Monthly Statements to Certificateholders)
(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.	X (Monthly Statements to Certificateholders)

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.

X (Monthly Statements to Certificateholders)

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.

		X (Monthly Statements to Certificateholders)	Updated pool composition information fields to be as specified by Depositor from time to time
(9) Delinquency and loss information for the period.	X	X (Monthly Statements to Certificateholders)
In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.

	X	X (Monthly Statements to Certificateholders)
(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X	X (Monthly Statements to Certificateholders)
(12) Material breaches of pool asset representations or warranties or transaction covenants.	X	X* (if agreed upon by the parties)	X
(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.		X (Monthly Statements to Certificateholders)
(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,			X

[information regarding] any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.

		X	X		X

Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

					X	X
	Item 1121(b) – Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).				X
2	Legal Proceedings

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

	Sponsor (Seller)					X
	Depositor				X
Trustee
	Issuing entity				X
	Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X
	Originator of 20% or more of pool assets as of the Cut-off Date				X
	Custodian			X
Sales of Securities and Use of Proceeds
3

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

X
Defaults Upon Senior Securities

4	Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)	X
Submission of Matters to a Vote of Security Holders
5	Information from Item 4 of Part II of Form 10-Q	X
Significant Obligors of Pool Assets
6	Item 1112(b) – Significant Obligor Financial Information*		X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Significant Enhancement Provider Information
7	Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
	Determining applicable disclosure threshold	~~X~~	X
	~~Request~~ Obtain required financial information or effecting incorporation by reference	~~X~~	X
Item 1115(b) – Derivative Counterparty Financial Information*
	Determining current maximum probable exposure		X
	Determining current significance percentage	X
	Notify derivative counter-party of significance percentage and request required financial information	X
	~~Request~~ Obtain required financial information or effecting incorporation by reference	~~X~~	X

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported
	9	Exhibits
		Distribution report		X
		Exhibits required by Item 601 of Regulation S-K, such as material agreements			X
8-K
	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

			X	X	X	X

1.02	Termination of a Material Definitive Agreement	X	X	X	X

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian

		X	X	X	X	X
2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Monthly Statements to Certificateholders

		X	X
3.03	Material Modification to Rights of Security Holders

	Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement		X	X
5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
	Disclosure is required of any amendment “to the governing documents of the issuing entity”			X
5.06	Change in Shell Company Status
	[Not applicable to ABS issuers]			X
6.01	ABS Informational and Computational Material
	[Not included in reports to be filed under Section 3.18]			X
6.02	Change of Servicer or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.

	Reg AB disclosure about any new servicer is also required.	X
	Reg AB disclosure about any new trustee is also required.		X
6.03	Change in Credit Enhancement or Other External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.

			X	X
	Reg AB disclosure about any new enhancement provider is also required.		X	X
6.04	Failure to Make a Required Distribution		X
6.05	Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.				X
	7.01	Regulation FD Disclosure	X	X	X	X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.				X
	9.01	Financial Statements and Exhibits
10-K
	9B	Other Information
Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported

15	Exhibits and Financial Statement Schedules
	Item 1112(b) – Significant Obligor Financial Information		X
Item 1114(b)(2) – Credit Enhancement Provider Financial Information
	Determining applicable disclosure threshold	~~X~~	X
	~~Requesting~~ Obtain required financial information or effecting incorporation by reference	~~X~~	X
Item 1115(b) – Derivative Counterparty Financial Information
	Determining current maximum probable exposure		X
	Determining current significance percentage	X
	Notify derivative counterparty of significance percentage and request required financial information	X

~~Requesting~~ Obtain required financial information or effecting incorporation by reference		~~X~~		X

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

Sponsor (Seller)					X
Depositor				X
Trustee
Issuing entity				X
Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X
Originator of 20% or more of pool assets as of the Cut-off Date				X
Custodian			X
Item 1119 – Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:
Sponsor (Seller)					X
Depositor				X
Trustee
Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X
Originator				X
Custodian			X
Credit Enhancer/Support Provider				X
Significant Obligor				X
Item 1122 – Assessment of Compliance with Servicing Criteria	X	X	X
Item 1123 – Servicer Compliance Statement	X